EXHIBIT 99.1

SourceForge Reports First Quarter Fiscal 2008 Results

Twenty-Six Percent Fiscal Year Revenue Growth From Continuing Operations

MOUNTAIN VIEW, Calif., Nov. 27, 2007 (PRIME NEWSWIRE) -- SourceForge, Inc. (Nasdaq:LNUX), the leader in IT community-driven media and e-commerce, today announced financial results for its first quarter of fiscal 2008, which ended October 31, 2007.

Total first quarter revenue from continuing operations grew 26% to $10.3 million, compared to first quarter fiscal 2007 revenue of $8.2 million.

On a GAAP basis, the first quarter of fiscal 2008 loss from continuing operations, including a facilities restructuring charge, was ($1.1) million, or ($0.02) per share, compared to first quarter of fiscal 2007 GAAP income from continuing operations of $0.7 million, or $0.01 per share. On a GAAP basis, including discontinued operations, the first quarter of fiscal 2008 net loss was ($1.1) million, or ($0.02) per share, compared to first quarter of fiscal 2007 GAAP net loss of ($0.1) million, or $0.00 per share.

Excluding the impact of stock based compensation and restructuring charges, non-GAAP income from continuing operations for the first quarter of fiscal 2008 was $0.9 million, or $0.01 per share, compared to non-GAAP income from continuing operations of $0.9 million, or $0.01 per share, for the first quarter of fiscal 2007. A reconciliation of income from continuing operations as reported to non-GAAP income from continuing operations is included in this release.

Cash and investments balance at the end of the fiscal quarter was $54.5 million.

"We begin fiscal 2008 with the delivery of another quarter of solid overall revenue growth, while continuing our ongoing investment in SourceForge.net Marketplace and strengthening of our infrastructure," said Ali Jenab, CEO, SourceForge, Inc. "We continue to leverage our unique assets and the passionate communities they serve to drive long term growth for our customers and investors."

A conference call and audio webcast will be held at 2:00 p.m. PT or 5:00 p.m. ET on November 27, 2007 and may be accessed by calling 877-407-0782 or 201-689-8567. Replays of both the telephonic audio and audio webcast will be available for 60 days on the company's corporate web site at www.sourceforge.com. To access the conference call replay, dial 877-660-6853 or 201-612-7415, referencing replay account 286 and call ID 261298.

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, SourceForge also reports non-GAAP financial results. Non-GAAP income from continuing operations and non-GAAP earnings per share from continuing operations reflect income from continuing operations and exclude stock-based compensation expense, restructuring costs and amortization of intangible assets. These non-GAAP financial results are provided to enhance the user's overall understanding of SourceForge's current financial performance and prospects for the future. Specifically, SourceForge believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses that SourceForge believes are not indicative of its core operating results and stock-based compensation. SourceForge considers its core operating results to include revenue recorded in a particular period and the related expenses that are intended to directly drive operating income during that period. In addition, because SourceForge has historically reported non-GAAP results to the investment community, SourceForge believes the inclusion of non-GAAP numbers provides consistency in financial reporting. Further, these non-GAAP results are one of the primary indicators management uses for planning and forecasting in future periods. The method SourceForge uses to produce non-GAAP results is not computed according to GAAP, is likely to differ from the methods used by other companies and should not be regarded as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

These non-GAAP financial results are derived from GAAP income from continuing operations by excluding restructuring charges, amortization of intangible assets and stock-based compensation expenses. Restructuring costs are excluded from SourceForge's GAAP financial measures because they represent non-cash charges which are not representative of SourceForge's core operations, while amortization of other intangible assets is excluded because it represents a non-cash expense that has no effect on current or future period cash flows or operations of SourceForge. With respect to stock-based compensation, SourceForge recognizes expenses associated with the granting of stock options to employees using valuation methodologies that require management to make assumptions about SourceForge's common stock (such as expected future stock price volatility), the anticipated duration of outstanding stock options and the rate at which SourceForge recognizes the corresponding stock-based compensation expense over the course of future fiscal periods. While other forms of SourceForge expense (such as cash compensation, inventory costs and real estate costs) are reasonably correlated to SourceForge's underlying business and such costs are incurred principally or wholly in the particular fiscal period being reported, stock-based compensation expense is not reasonably correlated to the particular fiscal period in question but rather is based on expected future events that have no relationship (and in certain instances, an inverse relationship) with how well SourceForge currently operates its business.

These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. These non-GAAP financial measures reflect an additional way of viewing aspects of SourceForge's operations that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of SourceForge's underlying operational results and trends in our performance. Further, SourceForge believes that the financial analysts who regularly follow and report on SourceForge and the business sector in which SourceForge competes exclude items such as these when analyzing performance relative to our guidance, as well as their financial performance estimates and the performance of other sector participants, and in projecting future financial results.

About SourceForge, Inc.

SourceForge's media and e-commerce web sites connect millions of influential technology professionals and enthusiasts each day. Combining user-developed content, online marketplaces and e-commerce, SourceForge is the global technology community's nexus for information exchange, goods for geeks, and open source software distribution and services. SourceForge's network of web sites serves more than 32 million unique visitors each month* and includes: SourceForge.net, Slashdot, ThinkGeek, Linux.com, freshmeat.net, ITManagersJournal and NewsForge. For more information or to view the media kit online, visit www.sourceforge.com. (*Source: Google Analytics and Omniture, October 2007.)

SourceForge, SourceForge.net, Slashdot, freshmeat, and ThinkGeek are registered trademarks of SourceForge, Inc. in the United States and other countries. All other trademarks or product names are property of their respective owners.

The SourceForge, Inc. logo is available at http://www.primenewswire.com/newsroom/prs/?pkgid=3878

NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations, and involve risks and uncertainties. Forward-looking statements contained herein include statements regarding growth strategies and prospects for SourceForge's online media and e-commerce businesses. Actual results may differ materially from those expressed or implied in such forward-looking statements due to various factors, including: SourceForge's ability to attract and retain qualified personnel; success in designing and offering innovative online advertising programs; decreases or delays in online advertising spending; SourceForge's ability to achieve and sustain higher levels of revenue; SourceForge's ability to protect and defend its intellectual property rights; rapid technological and market change; unforeseen expenses that SourceForge may incur in future quarters; and competition with, and pricing pressures from larger and/or more established competitors. Investors should consult SourceForge's filings with the Securities and Exchange Commission, www.sec.gov, including the risk factors sections of its Annual Report on Form 10-K/A for the fiscal year ended July 31, 2007, for further information regarding these and other risks of SourceForge's business. All forward-looking statements included in this press release are based upon information available to SourceForge as of the date hereof, and SourceForge does not assume any obligations to update such statements or the reasons why actual results could differ materially from those projected in such statements.

                           SourceForge, Inc.
            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 (In thousands, except per share data)
                             (unaudited)

                                                  Three Months Ended
                                                     October 31,
                                                ----------------------
                                                  2007         2006
                                                ---------    ---------
                                                             (Revised)
 Online Media revenue                           $   4,409    $   3,703
 E-commerce revenue                                 5,893        4,461
                                                ---------    ---------
   Net revenue                                     10,302        8,164
                                                ---------    ---------

 Online Media cost of revenue                       1,424        1,104
 E-commerce cost of revenue                         4,329        3,543
                                                ---------    ---------
   Cost of revenue                                  5,753        4,647
                                                ---------    ---------

   Gross margin                                     4,549        3,517
                                                ---------    ---------

 Operating expenses:
   Sales and marketing                              1,791        1,205
   Research and development                           853          979
   General and administrative                       2,256        1,343
   Restructuring costs and other special charges    1,414           --
   Amortization of intangible assets                   --            1
                                                ---------    ---------
     Total operating expenses                       6,314        3,528
                                                ---------    ---------
 Operating loss from continuing operations         (1,765)         (11)
 Interest and other income, net                       695          682
                                                ---------    ---------
   Income (loss) from continuing operations        (1,070)         671
 Loss from discontinued operations                     --         (811)
                                                ---------    ---------
     Net loss                                   $  (1,070)   $    (140)
                                                =========    =========

 Earnings (loss) per share from continuing
  operations:
   Basic and diluted                            $   (0.02)   $    0.01
                                                =========    =========

 Earnings (loss) per share from discontinued
  operations:
   Basic and diluted                            $    0.00    $   (0.01)
                                                =========    =========

 Earnings (loss) per share:
   Basic and diluted                            $   (0.02)   $    0.00
                                                =========    =========

 Shares used in computing earnings per share:
   Basic and diluted (except for continuing
    operations)                                    67,401       65,286
                                                =========    =========
   Diluted for continuing operations               67,401       68,051
                                                =========    =========

                           SourceForge, Inc.
            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 (In thousands, except per share data)
                             (unaudited)

                                                  Three Months Ended
                                                     October 31,
                                                ----------------------
                                                  2007         2006
                                                ---------    ---------
                                                             (Revised)
 Reconciliation of net income (loss) as
  reported to non-GAAP net income:

 Income  (loss) from continuing operations -
  as reported                                   $  (1,070)   $     671
 Non cash charges:
   Stock-based compensation expense included
    in COGS                                            49           19
   Stock-based compensation expense included
    in Op Ex.                                         480          239
   Restructuring costs and other special charges    1,414           --
   Amortization of intangible assets                   --            1
                                                ---------    ---------
 Non-GAAP income from continuing operations     $     873    $     930
                                                =========    =========

 Non-GAAP earnings per share from continuing
  operations:
   Basic                                        $    0.01    $    0.01
                                                =========    =========
   Diluted                                      $    0.01    $    0.01
                                                =========    =========

 Shares used in computing non-GAAP per share
  amounts:
   Basic                                           67,401       65,286
                                                =========    =========
   Diluted                                         67,950       68,051
                                                =========    =========

                           SourceForge, Inc.
                 CONDENSED CONSOLIDATED BALANCE SHEET
                            (In thousands)
                             (unaudited)

                                               October 31,    July 31,
                                                  2007         2007
                                                ---------    ---------
                      ASSETS

 Current assets:
   Cash, cash equivalents and short-term
    investments                                 $  49,003    $  42,769
   Accounts receivable, net                         4,587        5,309
   Inventories                                      5,912        2,052
   Prepaid expenses and other current assets        2,604        1,529
   Current assets of discontinued operations           68           92
                                                ---------    ---------
     Total current assets                          62,174       51,751
 Property and equipment, net                        3,303        2,640
 Long-term investments, including long-term
  restricted cash                                   5,493       14,871
 Other assets                                       7,280        7,601
                                                ---------    ---------
 Total assets                                   $  78,250    $  76,863
                                                =========    =========

        LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities:
   Accounts payable                             $   3,921    $   2,348
   Accrued restructuring liabilities                2,846        1,781
   Deferred revenue                                   833          733
   Accrued liabilities and other                    2,394        2,786
                                                ---------    ---------
     Total current liabilities                      9,994        7,648
 Accrued restructuring liabilities, net of
  current portion                                   3,650        3,267
 Other long-term liabilities                          147          854
                                                ---------    ---------
 Total liabilities                                 13,791       11,769
                                                ---------    ---------

 Stockholders' equity:
   Common stock                                        69           69
   Additional paid-in capital and treasury
    stock                                         797,894      797,418
   Accumulated other comprehensive loss               (67)         (26)
   Accumulated deficit                           (733,437)    (732,367)
                                                ---------    ---------
     Total stockholders' equity                    64,459       65,094
                                                ---------    ---------
 Total liabilities and stockholders' equity     $  78,250    $  76,863
                                                =========    =========

                           SourceForge, Inc.
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (In thousands)
                              (unaudited)

                                                   Three Months Ended
                                                      October 31,
                                                ----------------------
                                                  2007         2006
                                                ---------    ---------
                                                             (Revised)
 Cash flows from operating activities:
   Net loss                                     $  (1,070)   $    (140)
   Loss from discontinued operations                   --         (811)
                                                ---------    ---------
   Income (loss) from continuing operations     $  (1,070)   $     671
   Adjustments to reconcile income  (loss)
    from continuing operations to net cash
    used in operating activities:
     Depreciation and amortization of
      intangible assets                               149           87
     Stock-based compensation expense                 529          259
     Provision for bad debts                           12            7
     Provision for excess and obsolete
      inventory                                        10           16
      Gain on sale of assets                           (1)          (5)
     Non-cash restructuring expense                 1,414           --
     Changes in assets and liabilities, net
      of disposition:
       Accounts receivable                            710         (766)
       Inventories                                 (3,870)      (2,495)
       Prepaid expenses and other assets             (754)        (690)
       Accounts payable                             1,573        1,561
       Accrued restructuring liabilities              159         (398)
       Deferred revenue                               100           43
       Accrued liabilities and other                 (392)         198
       Other long-term liabilities                   (707)          48
                                                ---------    ---------
         Net cash used in operating activities
          from continuing operations               (2,138)      (1,464)
                                                ---------    ---------
 Cash flows from investing activities from
  continuing operations:
   Purchase of property and equipment                (936)        (340)
   Purchase of marketable securities              (11,862)     (22,411)
   Sale of marketable securities                   15,309       22,734
                                                ---------    ---------
         Net cash provided by (used in)
          investing activities from continuing
          operations                                2,511          (17)
                                                ---------    ---------
 Cash flows from financing activities from
  continuing operations:
   Proceeds from issuance of common stock, net         32        1,019
   Repurchase of common stock                         (85)          --
                                                ---------    ---------
         Net cash provided by (used in)
          financing activities from continuing
          operations                                  (53)       1,019
                                                ---------    ---------
 Cash flows from discontinued operations:
   Net cash provided by (used in) operating
    activities                                         24         (434)
   Net cash used in investing activities               --          (47)
                                                ---------    ---------
         Net cash provided by (used in)
          discontinued operations                      24         (481)
                                                ---------    ---------
 Net (decrease) increase in cash and cash
  equivalents                                         344         (943)
 Cash and cash equivalents, beginning of
  period                                            8,357       14,753
                                                ---------    ---------
 Cash and cash equivalents, end of period       $   8,701    $  13,810
                                                =========    =========

CONTACT:  SourceForge, Inc.
          Patty Morris, Chief Financial Officer
          (650) 694-2164
          pmorris@corp.sourceforge.com